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                                                                   EXHIBIT 10.10


                AGREEMENT TO DISSOLVE W/E ENERGY COMPANY L.L.C.


         THIS AGREEMENT TO DISSOLVE (this "Agreement") W/E ENERGY COMPANY L.L.C., a Delaware limited liability company (the "Company"), effective as of the 28th day of November, 2001, is entered into by and among EnCap Energy Capital Fund III, L.P., a Texas limited partnership ("EnCap III LP"), EnCap Energy Capital Fund III-B, L.P., a Texas limited partnership ("EnCap III-B LP"), ECIC Corporation, a Texas corporation ("ECIC"), and BOCP Energy Partners, L.P., a Texas limited partnership ("BOCP").

                              W I T N E S S E T H:

         WHEREAS, the Company was formed on August 26, 1999 as 3TEC Energy Company, LLC by filing a certificate of organization with the Secretary of State of Delaware;

         WHEREAS, EnCap III LP, EnCap III-B LP, ECIC, and BOCP, constituting all of the members of the Company (the "Members"), now desire to dissolve the Company, liquidate its assets, and wind up its affairs; and

         WHEREAS, the sole assets of the Company are securities and rights to purchase securities of 3TEC Energy Corporation.

         NOW, THEREFORE, in consideration of the premises, covenants, representations and agreements set forth in this Agreement, the Members do hereby agree and consent as follows:

         1. Authority to Dissolve. The Members hereby agree to the dissolution of the Company pursuant to Section 9.1(b) of the Limited Liability Company Agreement of the Company (the "LLC Agreement"), which provides that the Company may be dissolved upon the written consent of the Members of the Company.

         2. Appointment of Liquidator. In accordance with Section 9.3 of the LLC Agreement, David B. Miller is hereby designated to act as liquidator of the Company (the "Liquidator") to carry out the terms and conditions of this Agreement and the LLC Agreement and shall have all authority necessary to the performance of its duties in the course of liquidation.

         3. Dissolution Procedures. The Liquidator shall proceed to wind up the affairs of the Company and liquidate and distribute the Company's assets according to the provisions of the Delaware Limited Liability Company Act and the allocation among Members set forth on Exhibit A hereto.



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         4. Covenant of Cooperation. The Members hereby agree and promise to do all things necessary, and to sign all documents necessary, to effect the dissolution, winding up, and termination of the Company.


         IN WITNESS WHEREOF, the undersigned have executed this Agreement dated as of November 28, 2001.


                                        EnCap Energy Capital Fund III, L.P.

                                        By:  EnCap Investments L.L.C.,
                                             its general partner

                                        By:
                                           -------------------------------------
                                           David B. Miller, Managing Director


                                        EnCap Energy Capital Fund III-B, L.P.

                                        By:  EnCap Investments L.L.C.,
                                             its general partner

                                        By:
                                           -------------------------------------
                                           David B. Miller, Managing Director


                                        Energy Capital Investment Company PLC

                                        By:
                                           -------------------------------------
                                        Name: Gary R. Petersen
                                        Title: Director


                                        BOCP Energy Partners, L.P.

                                        By:  EnCap Investments L.L.C.,
                                             its manager

                                        By:
                                           -------------------------------------
                                           David B. Miller, Managing Director



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                                    EXHIBIT A
                            ALLOCATION AMONG MEMBERS

NAME:                                                   PERCENTAGE OF ASSETS
                                                      ALLOCABLE TO SUCH MEMBER:


EnCap Energy Capital Fund III, L.P.                            42.479005%


EnCap Energy Capital Fund III-B, L.P.                          32.12694%


Energy Capital Investment Company PLC                          15%


BOCP Energy Partners, L.P.                                     10.394055%